Exhibit (m)(2): Calculations of Illustrations for VUL IV/VUL IV -- ES NY 2005 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,456.28
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 13,351.84
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    157.50
- Monthly Deduction***               $    904.32
- Mortality & Expense Charge****     $    154.83
+ Hypothetical Rate of Return*****   $   (178.91)
                                     -----------
=                                    $    16,456  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                    COI
-----                  --------
1                      $  75.25
2                      $  75.27
3                      $  75.29
4                      $  75.31
5                      $  75.33
6                      $  75.35
7                      $  75.37
8                      $  75.39
9                      $  75.41
10                     $  75.43
11                     $  75.45
12                     $  75.47

Total                  $ 904.32

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----              ---------
1                  $  (15.41)
2                  $  (15.32)
3                  $  (15.23)
4                  $  (15.13)
5                  $  (15.04)
6                  $  (14.95)
7                  $  (14.86)
8                  $  (14.77)
9                  $  (14.68)
10                 $  (14.59)
11                 $  (14.50)
12                 $  (14.41)

Total              $ (178.91)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 16,456.28
- Year 5 Surrender Charge            $  4,168.00
                                     -----------
=                                    $    12,288  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,851.31
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 15,615.84
+ Annual Premium*                    $  4,500.00
- Premium Expense Charge**           $    157.50
- Monthly Deduction***               $    897.72
- Mortality & Expense Charge****     $    175.28
+ Hypothetical Rate of Return*****   $    965.96
                                     -----------
=                                    $    19,851  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              --------
1                  $  74.80
2                  $  74.80
3                  $  74.80
4                  $  74.81
5                  $  74.81
6                  $  74.81
7                  $  74.81
8                  $  74.81
9                  $  74.81
10                 $  74.82
11                 $  74.82
12                 $  74.82

Total              $ 897.72

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----               --------
1                   $  80.69
2                   $  80.66
3                   $  80.62
4                   $  80.59

5                   $  80.55
6                   $  80.52
7                   $  80.48
8                   $  80.44
9                   $  80.41
10                  $  80.37
11                  $  80.33
12                  $  80.30

Total               $ 965.96

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $ 19,851.31
- Year 5 Surrender Charge            $  4,168.00
                                     -----------
=                                    $    15,683  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,841.19
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 18,171.71
+ Annual Premium*                   $  4,500.00
- Premium Expense Charge**          $    157.50
- Monthly Deduction***              $    890.13
- Mortality & Expense Charge****    $    198.35
+ Hypothetical Rate of Return*****  $  2,415.46
                                    -----------
=                                   $    23,841   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----              --------
1                  $  74.30
2                  $  74.27
3                  $  74.25
4                  $  74.23
5                  $  74.21
6                  $  74.19
7                  $  74.17
8                  $  74.15
9                  $  74.12
10                 $  74.10
11                 $  74.08
12                 $  74.06

Total              $ 890.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----               ----------
1                   $   196.07
2                   $   196.99
3                   $   197.92
4                   $   198.86
5                   $   199.81
6                   $   200.76
7                   $   201.72
8                   $   202.69
9                   $   203.67
10                  $   204.66
11                  $   205.65
12                  $   206.65

Total               $ 2,415.46

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 23,841.19
- Year 5 Surrender Charge           $  4,168.00
                                    -----------
=                                   $    19,673  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,320.54
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 98,221.90
+ Annual Premium*                   $ 30,000.00
- Premium Expense Charge**          $  1,050.00
- Monthly Deduction***              $  3,420.26
- Mortality & Expense Charge****    $  1,127.83
+ Hypothetical Rate of Return*****  $ (1,303.27)
                                    -----------
=                                   $   121,321  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               ----------
1                   $   284.61
2                   $   284.69
3                   $   284.76
4                   $   284.84
5                   $   284.91
6                   $   284.98

7                   $   285.06
8                   $   285.13
9                   $   285.21
10                  $   285.28
11                  $   285.36
12                  $   285.43

Total               $ 3,420.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----            -----------
1                $   (110.96)
2                $   (110.53)
3                $   (110.10)
4                $   (109.67)
5                $   (109.24)
6                $   (108.82)
7                $   (108.39)
8                $   (107.96)
9                $   (107.54)
10               $   (107.11)
11               $   (106.69)
12               $   (106.26)

Total            $ (1,303.27)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 121,320.54
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $    100,481  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,799.83
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 114,483.99
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,050.00
- Monthly Deduction***              $   3,383.60
- Mortality & Expense Charge****    $   1,274.51
+ Hypothetical Rate of Return*****  $   7,023.95
                                    ------------
=                                   $    145,800  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               ----------
1                   $   282.13
2                   $   282.10
3                   $   282.07
4                   $   282.04
5                   $   282.01
6                   $   281.98
7                   $   281.95
8                   $   281.92
9                   $   281.89
10                  $   281.86
11                  $   281.83
12                  $   281.80

Total               $ 3,383.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month               Interest
-----              ----------
1                  $   580.96
2                  $   581.75
3                  $   582.53
4                  $   583.32
5                  $   584.12
6                  $   584.91
7                  $   585.71
8                  $   586.51
9                  $   587.32
10                 $   588.13
11                 $   588.94
12                 $   589.75

Total              $ 7,023.95

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 145,799.83
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $    124,960  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,514.31
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 132,812.18
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,050.00

- Monthly Deduction***              $   3,341.53
- Mortality & Expense Charge****    $   1,439.79
+ Hypothetical Rate of Return*****  $  17,533.45
                                    ------------
=                                   $    174,514  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ----------
1                 $   279.34
2                 $   279.18
3                 $   279.02
4                 $   278.87
5                 $   278.71
6                 $   278.55
7                 $   278.39
8                 $   278.22
9                 $   278.06
10                $   277.90
11                $   277.73
12                $   277.56

Total             $ 3,341.53

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----              -----------
1                  $  1,410.95
2                  $  1,419.82
3                  $  1,428.77
4                  $  1,437.79
5                  $  1,446.89
6                  $  1,456.06

7                  $  1,465.30
8                  $  1,474.63
9                  $  1,484.02
10                 $  1,493.50
11                 $  1,503.05
12                 $  1,512.68

Total              $ 17,533.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 174,514.31
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $    153,674  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,950.36
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 12,223.02
+ Annual Premium*                   $  4,500.00
- Premium Expense Charge**          $    157.50
- Monthly Deduction***              $  1,307.56
- Mortality & Expense Charge****    $    142.70
+ Hypothetical Rate of Return*****  $   (164.90)
                                    -----------
=                                   $    14,950   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----              ----------
1                  $   101.27
2                  $   101.30
3                  $   101.34
4                  $   101.37
5                  $   101.41
6                  $   101.45
7                  $   101.48
8                  $   101.52
9                  $   101.55
10                 $   101.59
11                 $   101.62
12                 $   101.66

Total              $ 1,217.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ---------
1               $  (14.39)
2               $  (14.27)
3               $  (14.15)
4               $  (14.04)
5               $  (13.92)
6               $  (13.80)
7               $  (13.68)
8               $  (13.56)
9               $  (13.45)
10              $  (13.33)
11              $  (13.21)
12              $  (13.09)

Total           $ (164.90)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 14,950.36
- Year 5 Surrender Charge           $  4,168.00
                                    -----------
=                                   $    10,782  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,129.02
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 14,355.03
+ Annual Premium*                   $  4,500.00
- Premium Expense Charge**          $    157.50
- Monthly Deduction***              $  1,299.24
- Mortality & Expense Charge****    $    161.98
+ Hypothetical Rate of Return*****  $    892.71
                                    -----------
=                                   $    18,129  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----               ----------
1                   $   100.70
2                   $   100.71
3                   $   100.73
4                   $   100.74
5                   $   100.75
6                   $   100.76
7                   $   100.78
8                   $   100.79
9                   $   100.80

10                  $   100.81
11                  $   100.83
12                  $   100.84

Total               $ 1,209.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----             --------
1                 $  75.44
2                 $  75.25
3                 $  75.06
4                 $  74.87
5                 $  74.68
6                 $  74.49
7                 $  74.30
8                 $  74.11
9                 $  73.91
10                $  73.72
11                $  73.53
12                $  73.33

Total             $ 892.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 18,129.02
- Year 5 Surrender Charge           $  4,168.00
                                    -----------
=                                   $    13,961  (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,873.39
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 16,766.26
+ Annual Premium*                   $  4,500.00
- Premium Expense Charge**          $    157.50
- Monthly Deduction***              $  1,289.65
- Mortality & Expense Charge****    $    183.78
+ Hypothetical Rate of Return*****  $  2,238.06
                                    -----------
=                                   $    21,873  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----             ----------
1                 $   100.06
2                 $   100.05
3                 $   100.03
4                 $   100.01
5                 $   100.00
6                 $    99.98
7                 $    99.96
8                 $    99.95
9                 $    99.93
10                $    99.91
11                $    99.89
12                $    99.88

Total             $ 1,199.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ----------
1                 $   183.50
2                 $   184.03
3                 $   184.56
4                 $   185.11
5                 $   185.65
6                 $   186.20
7                 $   186.76
8                 $   187.31
9                 $   187.88
10                $   188.45
11                $   189.02
12                $   189.60

Total             $ 2,238.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 21,873.39
- Year 5 Surrender Charge           $  4,168.00
                                    -----------
=                                   $    17,705  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,906.36
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 90,267.64
+ Annual Premium*                   $ 30,000.00
- Premium Expense Charge**          $  1,050.00
- Monthly Deduction***              $  6,062.31

- Mortality & Expense Charge****    $  1,043.34
+ Hypothetical Rate of Return*****  $ (1,205.63)
                                    -----------
=                                   $   110,906   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----             ----------
1                 $   496.68
2                 $   496.86
3                 $   497.05
4                 $   497.23
5                 $   497.42
6                 $   497.60
7                 $   497.79
8                 $   497.97
9                 $   498.15
10                $   498.34
11                $   498.52
12                $   498.70

Total             $ 5,972.31

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----           -----------
1               $   (103.81)
2               $   (103.20)
3               $   (102.59)
4               $   (101.98)
5               $   (101.37)
6               $   (100.77)
7               $   (100.16)

8               $    (99.56)
9               $    (98.95)
10              $    (98.35)
11              $    (97.74)
12              $    (97.14)

Total           $ (1,205.63)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 110,906.36
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $     90,066  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,860.67
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 105,582.28
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,050.00
- Monthly Deduction***              $   6,002.43
- Mortality & Expense Charge****    $   1,181.71
+ Hypothetical Rate of Return*****  $   6,512.53
                                    ------------
=                                   $    133,861  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----             ----------
1                 $   492.62
2                 $   492.64
3                 $   492.65
4                 $   492.67
5                 $   492.68
6                 $   492.69
7                 $   492.71
8                 $   492.72
9                 $   492.74
10                $   492.75
11                $   492.77
12                $   492.78

Total             $ 5,912.43

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----             ----------
1                 $   543.95
2                 $   543.73
3                 $   543.50
4                 $   543.28
5                 $   543.05
6                 $   542.83
7                 $   542.60
8                 $   542.37
9                 $   542.15
10                $   541.92
11                $   541.69
12                $   541.46

Total             $ 6,512.53

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 133,860.67
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $    113,021  (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $160,841.63
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $ 122,870.85
+ Annual Premium*                   $  30,000.00
- Premium Expense Charge**          $   1,050.00
- Monthly Deduction***              $   5,933.57
- Mortality & Expense Charge****    $   1,337.86
+ Hypothetical Rate of Return*****  $  16,292.21
                                    ------------
=                                   $    160,842  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                 COI
-----             ----------
1                 $   488.04
2                 $   487.85
3                 $   487.66
4                 $   487.46
5                 $   487.27
6                 $   487.07
7                 $   486.87
8                 $   486.67
9                 $   486.47
10                $   486.27

11                $   486.06
12                $   485.86

Total             $ 5,843.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----            -----------
1                $  1,322.20
2                $  1,328.47
3                $  1,334.80
4                $  1,341.18
5                $  1,347.61
6                $  1,354.10
7                $  1,360.64
8                $  1,367.23
9                $  1,373.88
10               $  1,380.59
11               $  1,387.35
12               $  1,394.16

Total            $ 16,292.21

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $ 160,841.63
- Year 5 Surrender Charge           $  20,840.00
                                    ------------
=                                   $    140,002  (rounded to the nearest dollar)